Dreyfus Premier

Core Value Fund

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            15   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                Dreyfus Premier Core Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Core Value Fund, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Valerie J. Sill.

While stock prices were little changed on average over the past six months, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, large-cap stocks generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the large-cap stock market also declined, erasing the gains achieved earlier in the year.

Also, primarily because of the precipitous drop in technology stock prices, value-oriented stocks generally outperformed growth stocks during the reporting period, a reversal of the trend established over the past several years. In addition, small-capitalization stocks generally outperformed large-cap stocks, particularly in the value-oriented segment of the market. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We  appreciate  your confidence over the past six months, and we look forward to
your   continued   participation   in   Dreyfus   Premier   Core   Value  Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Valerie J. Sill, Portfolio Manager

How did Dreyfus Premier Core Value Fund perform relative to its benchmark?

For the six-month period ended June 30, 2000, Dreyfus Premier Core Value Fund produced a total return of -0.90% for its Class A Shares, -1.24% for its Class B Shares, -1.27% for its Class C shares, -0.85% for its Institutional shares, -0.77% for its Class R shares and -1.05% for its Class T shares.(1) In comparison, the fund's benchmark, the Standard & Poor's 500/BARRA Value Index, produced a return of -4.07% for the same period.(2)

During the first two months of 2000, investors preferred high-flying growth stocks such as Internet companies over more conservative businesses that posted solid profits. However, by early March, economic and inflation data heightened investor concerns about the high prices that they were paying for growth stocks. As a result, a shift back to the fundamentals of stock analysis took place and, in turn, a shift to the more reasonably priced value stocks. By late May, the efforts made by the Federal Reserve Board to slow the economy and fight inflation appeared successful and growth stocks became popular again.

What is the fund's investment approach?

The fund invests primarily in large-cap companies that are considered undervalued based on traditional measures such as price-to-earnings ratios. In choosing stocks, we use a "bottom-up" stock selection approach, focusing on individual companies rather than a "top-down" approach that forecasts market trends. We also focus on a company's relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

What other factors influenced the fund's performance?

One positive factor in the fund's performance was its strong emphasis on the pharmaceutical sector that was one of the best-performing stock The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

groups during the period. Historically, pharmaceuticals were considered a growth category because the companies produced higher growth in earnings than the stock market as a whole and investors were willing to pay premium prices for that. However, in the past year, pharmaceutical stocks behaved more like value stocks, coming down in price for two reasons. First, growth investors appeared to be fixated on the growth potential of technology stocks which were perceived to be higher than the growth potential offered by pharmaceutical companies. Second, the United States Congress began debating the merits of expanding Medicare to cover prescription drugs. That debate was viewed as a threat to the companies' profits, because increased Medicare reimbursement to hospitals had already adversely impacted that industry.

In addition, concerns at individual companies further depressed pharmaceutical stock prices. For example, Abbott Laboratories, a company that was forced by federal regulators to recall a number of diagnostic tests on the market, had its stock price fall sharply as a result of the recall. The stock of American Home Products was hurt because of litigation over one of its diet products and the perceived cost of settlement. We viewed these developments as buying opportunities and the stocks have since appreciated in value.

Another positive factor affecting performance was our ability to spot " miscellaneous" underpriced stocks in a variety of industries. For instance, in media and entertainment, Disney (Walt), which owns the ABC television network, began producing extremely strong profits during the fund's reporting period, largely due to the success of the "Who Wants To Be A Millionaire" program. In the brokerage industry, both Morgan Stanley Dean Witter & Co. and Citigroup benefited from unusually high stock market volatility and trading volumes during the first half of 2000. In technology, the fund benefited from Netherlands-based Koninklijke (Royal) Philips Electronics' success in satisfying the booming global demand for semiconductors, the building blocks for computers and other electronic devices.


However, the fund' s performance was hampered by its holdings in the banking industry, which continued to perform poorly due to the rising interest-rate environment. In addition, economically cyclical companies, such as those in the chemicals and paper industries, began the year strong but performed poorly in the second quarter as the U.S. economy began to slow down.

What is the fund's current strategy?

Regardless of whether the growth or value style of investing is in favor at the moment, our strategy remains consistent. We will continue to look for undervalued stocks that, in our opinion, have the potential to provide strong stock price performance regardless of their industry. In addition, we believe the fund should benefit from the renewed respect among the investment community for companies that post strong profits. Even with the resurgence in stock prices toward the end of June, we believe that there is a wide selection of attractively priced companies available to us.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500/BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--96.9%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

APPLIANCES--2.9%

Koninklijke (Royal) Philips Electronics                                                         391,528               18,597,580

BANKING--1.4%

Bank of America                                                                                 205,186                8,822,998

BASIC INDUSTRIES--6.1%

Dow Chemical                                                                                    331,200                9,998,100

duPont (E.I.) deNemours & Co.                                                                   346,344               15,152,550

Georgia-Pacific                                                                                 243,700                6,397,125

PPG Industries                                                                                   74,400                3,296,850

Union Carbide                                                                                    89,900                4,450,050

                                                                                                                      39,294,675

BEVERAGES & TOBACCO--.7%

Philip Morris Cos.                                                                              162,200                4,308,438

BROADCASTING & PUBLISHING--1.1%

McGraw-Hill Cos.                                                                                135,600                7,322,400

CAPITAL GOODS--9.0%

Boeing                                                                                          378,500               15,826,031

Caterpillar                                                                                     198,000                6,707,250

Deere & Co.                                                                                     119,300                4,414,100

Honeywell International                                                                         138,900                4,679,194

Ingersoll-Rand                                                                                  125,700                5,059,425

Pitney Bowes                                                                                    168,000                6,720,000

United Technologies                                                                             250,200               14,730,525

                                                                                                                      58,136,525

CONSUMER DURABLES--1.5%

Ford Motor                                                                                      210,100                9,034,300

Visteon                                                                                          27,509                  333,547

                                                                                                                       9,367,847

CONSUMER NON-DURABLES--1.4%

Kimberly-Clark                                                                                  157,200                9,019,350

CONSUMER SERVICES--7.3%

Disney (Walt)                                                                                   269,100               10,444,444

Federated Department Stores                                                                     193,700  (a)           6,537,375

First Data                                                                                      143,200                7,106,300

Knight-Ridder                                                                                   143,000                7,605,813

Seagram                                                                                         171,400                9,941,200

TJX Cos.                                                                                        309,400                5,801,250

                                                                                                                      47,436,382


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--13.2%

Conoco, Cl. B                                                                                    581,420              14,281,129

Exxon Mobil                                                                                      316,816              24,870,056

Halliburton                                                                                      307,300              14,500,719

Phillips Petroleum                                                                                58,400               2,960,150

Texaco                                                                                           348,850              18,576,263

Williams Cos.                                                                                   234,400                9,771,550

                                                                                                                      84,959,867

FINANCIAL SERVICES--22.0%

AXA Financial                                                                                    177,000               6,018,000

Aetna                                                                                            56,300                3,613,756

Allstate                                                                                          2,900                   64,525

American General                                                                                 85,300                5,203,300

American International Group                                                                    146,662               17,232,785

Chase Manhattan                                                                                 378,150               17,418,534

Citigroup                                                                                       316,600               19,075,150

Fannie Mae                                                                                      210,000               10,959,375

First Union                                                                                     148,100                3,674,731

FleetBoston Financial                                                                           568,447               19,327,351

Golden State Bancorp                                                                            326,500  (a)           5,877,000

Goldman Sachs Group                                                                              50,200                4,762,725

Marsh & McLennan Cos.                                                                            79,300                8,281,894

Morgan Stanley Dean Witter & Co.                                                                162,100               13,494,825

Wells Fargo                                                                                     175,600                6,804,500

                                                                                                                     141,808,451

HEALTH CARE--7.6%

Abbott Laboratories                                                                              322,300              14,362,494

American Home Products                                                                           187,900              11,039,125

HCA-The Healthcare Company                                                                       109,500               3,326,063

Merck & Co.                                                                                       94,800               7,264,050

Pharmacia                                                                                        126,060               6,515,726

Wellpoint Health Networks                                                                         93,400  (a)          6,765,663

                                                                                                                      49,273,121

INSURANCE--1.0%

CIGNA                                                                                            70,200                6,563,700

TECHNOLOGY--8.4%

Advanced Micro Devices                                                                           56,300  (a)           4,349,175

Computer Associates International                                                                91,500                4,683,656

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Electronic Data Systems                                                                         103,800                4,281,750

Hewlett-Packard                                                                                  91,700               11,451,038

Informix                                                                                        375,800  (a)           2,795,013

International Business Machines                                                                 169,900               18,614,669

Microsoft                                                                                        99,400  (a)           7,952,000

                                                                                                                      54,127,301

TELECOMMUNICATIONS--3.0%

Cable & Wireless, A.D.S.                                                                         135,600               6,788,475

SK Telecom, A.D.R.                                                                                   270                   9,804

Sprint (FON Group)                                                                               240,800              12,280,800

                                                                                                                      19,079,079

TRANSPORTATION--2.6%

Canadian Pacific                                                                                 262,800               6,882,075

Southwest Airlines                                                                               205,700               3,895,444

Union Pacific                                                                                    162,700               6,050,406

                                                                                                                      16,827,925

UTILITIES--7.7%

British Telecommunications, A.D.R.                                                                47,800               6,321,550

Duke Energy                                                                                      202,000              11,387,750

FPL Group                                                                                        150,300               7,439,850

GTE                                                                                              239,800              14,927,550

SBC Communications                                                                               155,900               6,742,675

Telephone & Data Systems                                                                          30,500               3,057,625

                                                                                                                      49,877,000

TOTAL COMMON STOCKS

   (cost $579,247,541)                                                                                               624,822,639
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.5%
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES

News Corp, A.D.R.

   (cost $8,159,842)                                                                            338,300              16,069,250


                                                                                              Principal

SHORT-TERM INVESTMENTS--3.2%                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

General Electric Capital

  6.9%, 7/3/2000

   (cost $20,441,000)                                                                        20,441,000               20,441,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $607,848,383)                                                            102.6%              661,332,889

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.6%)             (16,711,432)

NET ASSETS                                                                                       100.0%              644,621,457

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           607,848,383   661,332,889

Receivable for investment securities sold                             4,040,814

Dividends and interest receivable                                       645,034

Receivable for shares of Beneficial Interest subscribed                 281,634

                                                                    666,300,371
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           635,908

Cash overdraft due to Custodian                                       1,649,254

Payable for investment securities purchased                          19,322,308

Payable for shares of Beneficial Interest redeemed                       70,444

Loan commitment fees payable--Note 4                                      1,000

                                                                     21,678,914
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      644,621,457
--------------------------------------------------------------------------------

COMPOSITON OF NET ASSETS ($):

Paid-in capital                                                     551,258,511

Accumulated undistributed investment income-net                         296,960

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                  39,581,670

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                   53,484,316
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      644,621,457

NET ASSET VALUE PER SHARE

                                       Class A            Class B          Class C        Class R        Class T      Institutional
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                     572,480,146         10,401,809        1,525,891        940,128        120,402         59,153,081

Shares Outstanding                  19,253,649            352,495           51,702         31,633          4,049          1,990,974
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                         29.73              29.51            29.51          29.72          29.74              29.71

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $27,168 foreign taxes withheld at source)     5,162,403

Interest                                                               343,826

TOTAL INCOME                                                         5,506,229

EXPENSES:

Management fee--Note 2(a)                                            2,909,331

Distribution and service fees--Note 2(b)                               810,866

Loan commitment fees--Note 4                                             1,771

TOTAL EXPENSES                                                       3,721,968

INVESTMENT INCOME--NET                                               1,784,261
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and
  foreign currency transactions                                     41,391,978

Net realized gain (loss) on forward currency
  exchange contracts                                                        47

NET REALIZED GAIN (LOSS)                                            41,392,025

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                               (49,375,515)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (7,983,490)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (6,199,229)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2000            Year Ended

                                              (Unaudited)  December 31, 1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,784,261            2,681,210

Net realized gain (loss) on investments        41,392,025           73,569,659

Net unrealized appreciation (depreciation)
   on investments                             (49,375,515)          25,962,579

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (6,199,229)         102,213,448
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (1,584,421)          (2,263,666)

Class R shares                                    (3,949)              (5,230)

Class T shares                                      (130)                  (7)

Institutional shares                            (195,014)            (342,052)

Net realized gain on investments:

Class A shares                               (14,384,392)         (57,683,237)

Class B shares                                  (174,778)            (578,477)

Class C shares                                   (34,443)            (101,695)

Class R shares                                   (24,594)             (83,515)

Class T shares                                    (1,341)                (999)

Institutional shares                          (1,511,864)          (6,349,211)

TOTAL DIVIDENDS                              (17,914,926)         (67,408,089)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 91,925,159         125,569,592

Class B shares                                  5,238,063           5,359,943

Class C shares                                    859,244           1,594,686

Class R shares                                    199,531             318,525

Class T shares                                    124,277              18,242

Institutional shares                            2,705,493           7,236,827


                                         Six Months Ended

                                            June 30, 2000            Year Ended

                                              (Unaudited)  December 31, 1999(a)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                 14,020,206          51,250,587

Class B shares                                    144,832             461,361

Class C shares                                     19,266              60,348

Class R shares                                     28,539              88,719

Class T shares                                      1,482               1,006

Institutional shares                            1,675,916           6,550,537

Cost of shares redeemed:

Class A shares                              (102,282,653)        (173,863,271)

Class B shares                                (1,392,209)            (964,803)

Class C shares                                  (502,749)            (603,822)

Class R shares                                  (145,283)            (411,172)

Class T shares                                   (23,369)                (462)

Institutional shares                          (7,988,178)         (26,333,926)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       4,607,567           (3,667,083)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (19,506,588)          31,138,276
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           664,128,045          632,989,769

END OF PERIOD                                 644,621,457          664,128,045

Undistributed investment income--net              296,960              296,213

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)


                                         Six Months Ended

                                            June 30, 2000            Year Ended

                                              (Unaudited)  December 31, 1999(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                     3,028,088           3,919,514

Shares issued for dividends reinvested            460,528           1,710,386

Shares redeemed                               (3,373,809)         (5,490,601)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     114,807            139,299
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                       173,731            167,221

Shares issued for dividends reinvested              4,785             15,532

Shares redeemed                                  (47,719)            (30,690)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     130,797            152,063
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        28,803             48,625

Shares issued for dividends reinvested                637              2,032

Shares redeemed                                  (16,647)            (18,428)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,793             32,229
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         6,761             10,421

Shares issued for dividends reinvested                938              2,960

Shares redeemed                                   (4,772)            (13,453)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,927                (72)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         4,173                576

Shares issued for dividends reinvested                 49                 34

Shares redeemed                                     (767)                (16)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       3,455                594
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

Shares sold                                        88,325             223,113

Shares issued for dividends reinvested             55,098             218,558

Shares redeemed                                 (265,646)            (861,568)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (122,223)            (419,897)

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED JUNE 30, 2000, 816 CLASS B SHARES REPRESENTING $24,750 WERE AUTOMATICALLY CONVERTED TO 810 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                             June 30, 2000                                    Year Ended December 31,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               30.83         29.26         30.11         30.40          30.13         24.56

Investment Operations:

Investment income-net                               .08(a)        .13(a)           .19           .22            .31           .41

Net realized and unrealized
   gain (loss) on investments                        (.34)          4.78          1.95          6.98           6.03          8.24

Total from
   Investment Operations                             (.26)          4.91          2.14          7.20           6.34          8.65

Distributions:

Dividends from
   investment income-net                             (.08)         (.13)         (.17)          (.23)         (.30)         (.45)

Dividends in excess of
   investment income--net                               --           --            --           (.01)           --             --

Dividends from net realized
   gain on investments                               (.76)        (3.21)        (2.82)         (7.25)        (5.77)        (2.63)

Total Distributions                                  (.84)        (3.34)        (2.99)         (7.49)        (6.07)        (3.08)

Net asset value,
   end of period                                     29.73        30.83         29.26          30.11         30.40         30.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                (.90)(b,c)      17.29(b)       7.06(b)          25.21        21.44         35.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .57(c)          1.15       1.15              1.14         1.13          1.13

Ratio of net investment income
   to average net assets                            .27(c)           .41        .61               .64          .96          1.43

Decrease reflected in above
   expense ratios due to
   undertakings by The
   Dreyfus Corporation                                  --            --         --               .01          .02           .02

Portfolio Turnover Rate                           52.94(c)         91.22      84.32             92.99        88.46         54.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                     572,480       590,129    555,863           585,624      486,816       401,674

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            Six Months Ended

                                                                               June 30, 2000            Year   Ended  December 31,
                                                                                                        ------------------------

CLASS B SHARES                                                                    (Unaudited)           1999             1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    30.64          29.19              29.04

Investment Operations:

Investment (loss)-net                                                                (.03)(b)        (.10)(b)             (.02)

Net realized and unrealized gain (loss)

   on investments                                                                       (.34)          4.76                3.00

Total from Investment Operations                                                        (.37)          4.66                2.98

Distributions:

Dividends from investment income-net                                                        -             -               (.01)

Dividends from net realized gain on investments                                         (.76)        (3.21)              (2.82)

Total Distributions                                                                     (.76)        (3.21)              (2.83)

Net asset value, end of period                                                          29.51        30.64               29.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                 (1.24)(d)        16.37               10.24(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%)

Ratio of expenses to average net assets                                                .95(d)          1.90               1.82(d)

Ratio of net investment (loss)
   to average net assets                                                             (.10)(d)         (.33)              (.14)(d)

Portfolio Turnover Rate                                                              52.94(d)         91.22             84.32
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                  10,402         6,792             2,033

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                            Six Months Ended

                                                                               June 30, 2000             Year   Ended  December 31,
                                                                                                        ------------------------

CLASS C SHARES                                                                    (Unaudited)           1999            1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    30.64          29.19             29.04

Investment Operations:

Investment (loss)                                                                    (.03)(b)           (.11)(b)          (.02)

Net realized and unrealized gain (loss)
   on investments                                                                       (.34)           4.77              3.00

Total from Investment Operations                                                        (.37)           4.66              2.98

Distributions:

Dividends from investment income-net                                                        -             -               (.01)

Dividends from net realized gain on investments                                         (.76)        (3.21)              (2.82)

Total Distributions                                                                     (.76)        (3.21)              (2.83)

Net asset value, end of period                                                          29.51        30.64               29.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                     (1.27)(d)    16.41            10.24(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%)

Ratio of expenses to average net assets                                                .95(d)          1.90            1.82(d)

Ratio of net investment (loss)
   to average net assets                                                             (.10)(d)         (.35)            (.13)(d)

Portfolio Turnover Rate                                                              52.94(d)         91.22            84.32
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                   1,526         1,192              195

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                             June 30, 2000                                Year Ended December 31,
                                                                    ----------------------------------------------------------------

CLASS R SHARES                                  (Unaudited)         1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               30.82         29.25        30.11         30.46          30.18         24.56

Investment Operations:

Investment income-net                               .12(a)        .20(a)          .26        .33(a)            .36           .62

Net realized and unrealized
   gain (loss) on investments                        (.34)          4.79         1.95         6.90            6.08          8.16

Total from Investment Operations                     (.22)          4.99         2.21         7.23            6.44          8.78

Distributions:

Dividends from
   investment income-net                             (.12)         (.21)         (.25)          (.32)         (.39)         (.53)

Dividends in excess of
   investment income--net                               --           --            --           (.01)            --            --

Dividends from net realized
   gain on investments                               (.76)        (3.21)        (2.82)         (7.25)        (5.77)        (2.63)

Total Distributions                                  (.88)        (3.42)        (3.07)         (7.58)        (6.16)        (3.16)

Net asset value, end of period                       29.72        30.82         29.25          30.11         30.46         30.18
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  (.77)(b)        17.59          7.01          25.54         21.74         36.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .45(b)          .90           .90            .89           .88           .88

Ratio of net investment income
   to average net assets                            .39(b)          .65           .82            .88          1.23          1.93

Decrease reflected in above
   expense ratios due to
   undertakings by The
   Dreyfus Corporation                                  --           --            --            .01           .02           .02

Portfolio Turnover Rate                           52.94(b)         91.22        84.32          92.99         88.46         54.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                         940           885          842            867        11,618           185

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                               Six Months Ended      Year Ended
                                                  June 30, 2000     December 31,
CLASS T SHARES                                      (Unaudited)       1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      30.84          32.45

Investment Operations:

Investment income-net                                    .03(b)         .01(b)

Net realized and unrealized gain (loss) on investments    (.32)           1.23

Total from Investment Operations                          (.29)           1.24

Distributions:

Dividends from investment income-net                      (.05)          (.02)

Dividends from net realized gain on investments           (.76)         (2.83)

Total Distributions                                       (.81)         (2.85)

Net asset value, end of period                            29.74          30.84
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                    (.85)(d)        4.10(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%)

Ratio of expenses to average net assets                  .70(d)         .53(d)

Ratio of net investment income to average net assets     .10(d)         .05(d)

Portfolio Turnover Rate                                52.94(d)          91.22
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                       120             18

(A)  FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31,
1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                             June 30, 2000                                 Year Ended December 31,
                                                                    ----------------------------------------------------------------

INSTITUTIONAL SHARES                            (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               30.81         29.24         30.10         30.38          30.12         24.56

Investment Operations:

Investment income-net                               .10(a)        .16(a)           .22           .26            .36           .47

Net realized and unrealized
   gain on investments                               (.34)          4.78          1.95          6.98           6.01          8.20

Total from Investment Operations                     (.24)          4.94          2.17          7.24           6.37          8.67

Distributions:

Dividends from
   investment income-net                             (.10)         (.16)         (.21)          (.26)         (.34)         (.48)

Dividends in excess of
   investment income--net                               --           --            --           (.01)            --           --

Dividends from net realized
   gain on investments                               (.76)        (3.21)        (2.82)         (7.25)        (5.77)        (2.63)

Total Distributions                                  (.86)        (3.37)        (3.03)         (7.52)        (6.11)        (3.11)

Net asset value, end of period                       29.71        30.81         29.24          30.10         30.38         30.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (1.05)(b)         17.41         7.17          25.34         21.57         35.60
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .52(b)          1.05         1.05           1.04          1.03          1.03

Ratio of net investment income

   to average net assets                            .33(b)           .50          .71            .74          1.07          1.53

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --            --           --            .01           .02           .02

Portfolio Turnover Rate                           52.94(b)         91.22         84.32         92.99         88.46         54.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      59,153        65,111        74,058        80,427        71,894        75,607

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Core Value fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust" ) which is registered under the
Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering three series including the fund.The fund's investment objective is to seek long-term growth of capital and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R, Class T and Institutional shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are subject to a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Institutional shares are offered only to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the fund as of April 4, 1994, and bear a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, cur rency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund' s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(d) Forward currency exchange contracts: The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 2000, there were no open forward currency exchange contracts.

(e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as
amended    (the     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

" Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings
attended    that    are    conducted    by    telephone    and    is

reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). These fees are charged and allocated to each series based on net assets. In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. Amounts required to be paid by the Trust directly to the non-interested trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested trustees.

DSC retained $5,591 during the period ended June 30, 2000, from commissions earned on sales of the fund's shares.

(b) Distribution and Service Plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares and Institutional shares may pay annually up to .25% and .15%, respectively, of the value of their average daily net assets to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares and Institutional shares. Under the Plan, Class B, Class C and Class T shares pay the distributor for distributing shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of average daily net assets of Class T shares. The distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a Service Plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay the distributor for providing certain services to the holders of Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended June 30, 2000, Class A, Class B, Class C, Class T and Institutional
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

shares  were  charged  $718,395  $29,375  $5,246, $73 and $46,163, respectively, pursuant  to  the  Plan,  of  which  $702,294, $21,086, $3,837, $64 and $44,472, respectively, were paid to DSC. During the period ended June 30, 2000, Class B, Class C and Class T shares were charged $9,792, $1,749 and $73, respectively, pursuant to the Service Plan, of which $7,029, $1,279 and $57, respectively, were paid to DSC.

Under its terms, the Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2000 amounted to $337,852,609 and $342,218,592, respectively.

At  June  30,  2000,  accumulated net unrealized appreciation on investments was
$53,484,506,   consisting  of  $96,183,130  gross  unrealized  appreciation  and
$42,698,624 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the fund did not borrow under the Facility.

                                                             The Fund
NOTES

                                                           For More Information

                        Dreyfus Premier Core Value Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   312SA006


================================================================================

Dreyfus Premier

Limited Term

High Income Fund

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            22   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                  Limited Term High Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Limited Term High Income Fund, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Roger King.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed" ) to forestall potential inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These rate hikes contributed to a total interest-rate increase of 1.75 percentage points since late June 1999, before the current reporting period began.

Higher interest rates led to an erosion of most bond prices, especially among higher yielding securities. U.S. Treasury securities represented a notable exception. Prices of these direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Limited Term High Income Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Roger King, Portfolio Manager

How did Dreyfus Premier Limited Term High Income Fund perform relative to its benchmark?

For the six-month period ended June 30, 2000 the fund achieved a total return of 0.43% for Class A shares, 0.18% for Class B shares, 0.16% for Class C shares and 0.65% for Class R shares.(1) This compares to a -1.00% total return for the fund' s benchmark, the Merrill Lynch High Yield Master II Index, for the same period.(2)

Because the fund's maturity and duration (a measure of sensitivity to changing interest rates) are limited by its investment approach, as stated in the prospectus, we also gauge the fund's performance against a shorter term measure: the Customized Limited Term High Yield Index, which achieved a 0.27% total return for the period.(3) This blended index is composed of four shorter term subindices of the Merrill Lynch High Yield Master II Index.

We attribute the fund's outperformance of the indices largely to our investment strategy. We have been restructuring the portfolio to improve credit quality. Because investors generally continued to avoid credit risk during the reporting period, bonds rated near investment grade (such as those in which we have concentrated new investment) significantly outperformed lower rated issues.

What is the fund's investment approach?

The fund seeks to maximize current income by investing in high yield fixed-income securities. The average effective maturity and average effective duration of the fund are limited to four years or less and three and one-half years or less, respectively.

We normally invest most of the fund's assets in fixed-income securities of below investment grade credit quality. Issuers of below investment grade securities may be in early stages of development or may have highly leveraged balance
sheets.    To    compensate    the    buyer    for
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

taking greater risk, these companies must offer higher yields than those offered by more highly rated firms.

Our approach to selecting individual issues is based on careful credit analysis. We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, and then project each issuer's ability to repay its debt.

What other factors influenced the fund's performance?

High yield, fixed-income investors began the year 2000 hoping to recover from an extremely difficult 1999. In anticipation of potential Y2K market disruptions, investor demand for high yield bonds almost completely halted as year-end approached. Many investors withdrew from the market and the large supply of high yield bonds was met by weak demand: bond prices and the value of the portfolio inevitably fell.

Although the new year arrived uneventfully, the much anticipated post-Y2K rally in the high yield bond market failed to materialize. Other factors continued to push bond prices down and dampened fund performance. The Federal Reserve Board's ongoing policy of interest-rate tightening had a negative effect on investor psychology across the bond market as a whole. In addition, default rates have risen, as some bonds issued under relatively lax underwriting standards in 1997 and 1998 have not met interest and/or principal payments. Finally, for much of the reporting period investors seemed to show a marked shift in sentiment. Previously, investors seeking high returns found high yield bonds an attractive investment vehicle. However, in current markets, many return-oriented investors appear to have shifted their preference, favoring stocks over bonds. And those investors who have maintained an interest in bonds have shown a strong preference for credit safety over risk, generally choosing to avoid the high yield marketplace.

While the reporting period overall was difficult for the market in general and the fund in particular, high yield bond prices did rebound in June. The rebound, however, was concentrated in higher rated bonds (where the fund has concentrated recent investment), as money managers remained cautious that the recovery would prove temporary.


What is the fund's current strategy?

We have continued to reposition the fund to improve credit quality and shorten average maturity, while also protecting it from volatility. In doing so, we have de-emphasized lower rated bonds and have moved away from bonds with complicated payment or maturity structures. Rather, our strategy for new investments is to purchase domestic bonds rated near investment grade quality that pay cash interest and have a final maturity within five years.

The high yield market, in its current distressed state, is trading at depressed levels not seen in the past 10 years. We believe that the high yield market, at these levels, may well offer significant value. However, there is no telling if and when a positive trigger event may occur, causing the high yield market to once again gain favor with investors.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUBINDICES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THESE SUBINDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED, 1-3 YEARS, (II) B-RATED, 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND (IV) B-RATED, 3-5 YEARS. UNLIKE THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE PORTFOLIO CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D."

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

                                                                                              Principal
BONDS AND NOTES--96.8%                                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--8.1%

AM General, Ser. B,

   Sr. Notes, 12.875%, 2002                                                                  11,858,000               10,464,685

Aircraft Lease Portfolio Securitisation 96-1,

  Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                                                                          812,929                  772,283

Airplanes Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1, Cl. D, 10.875%, 2019                                                              21,729,400               17,652,747

American Pacific,

   Sr. Notes, 9.25%, 2005                                                                    11,565,000               11,507,175

Midway Airlines,

  Pass-Through Ctfs.,

   Ser. 1998-1, Cl. D, 8.86%, 2003                                                            4,383,324  (a)           4,280,952

US Airways,

  Pass-Through Ctfs.:

      Ser. 1993-A, Cl. A2, 9.625%, 2003                                                       3,855,000                3,704,933

      Ser. 1993-A, Cl. A3, 10.375%, 2013                                                     11,000,000               10,023,838

                                                                                                                      58,406,613

AUTOMOTIVE--2.3%

Aetna Industries,

   Sr. Notes, 11.875%, 2006                                                                  12,000,000                9,660,000

Hayes Lemmerz International,

   Sr. Sub. Notes, 11%, 2006                                                                  7,000,000                6,912,500

                                                                                                                      16,572,500

BROADCASTING--3.3%

Capstar Broadcasting Partners,

   Sr. Discount Notes, 0/12.75%, 2009                                                         1,750,000  (b)           1,618,750

Lin Holdings,

   Sr. Discount Notes, 0/10%, 2008                                                            9,000,000  (b)           5,962,500

Paxson Communications,

   Sr. Sub. Notes, 11.625%, 2002                                                             14,000,000               14,385,000

Univision Network Holding,

   Sub. Notes, 7%, 2002                                                                       2,550,575                1,875,000

                                                                                                                      23,841,250

BUSINESS SERVICES--1.3%

Pierce Leahy,

   Sr. Sub. Notes, 11.125%, 2006                                                              9,000,000                9,337,500



                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE TELEVISION--11.0%

Adelphia Communications:

   Ser. B, Sr. Notes, 9.5%, 2004                                                              5,000,000                4,850,000

   Sr. Discount Notes, 0%, 2003                                                               5,500,000                4,076,875

   Sr. Notes, 9.25%, 2002                                                                     4,000,000                3,965,000

   Sr. Notes, 9.75%, 2002                                                                     1,700,000                1,708,500

Diamond Cable Communications,

   Sr. Discount Notes, 0/11.75%, 2005                                                         9,950,000  (b)           9,489,813

Galaxy Telecom,

   Sr. Sub. Notes, 12.375%, 2005                                                              9,400,000                8,178,000

NTL:

   Ser. A, Sr. Discount Notes, 0/12.75%, 2005                                                 5,500,000  (b)           5,623,750

   Sr. Discount Notes, 0/11.2%, 2007                                                          7,000,000  (b)           6,562,500

Pegasus Communications, Ser. A,

   Sr. Sub. Notes, 12.5%, 2007                                                               14,500,000               15,515,000

Pegasus Media & Communications, Ser. B,

   Sr. Sub. Notes, 12.5%, 2005                                                               13,540,000               14,487,800

Telewest Communications,

   Sr. Discount Notes, 0/11%, 2007                                                            5,000,000  (b)           4,762,500

                                                                                                                      79,219,738

CASINOS & GAMING--.2%

Circus Circus Enterprises,

   Sr. Sub. Notes, 6.75%, 2003                                                                1,500,000                1,383,750

CHEMICALS--2.4%

Arco Chemical,

   Deb., 9.9%, 2000                                                                           2,850,000                2,848,538

ISP Holdings:

   Ser. B, Sr. Notes, 9.75%, 2002                                                             5,770,000                5,640,175

   Ser. B, Sr. Notes, 9%, 2003                                                                9,750,000                9,128,438

                                                                                                                      17,617,151

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.4%

GS Mortgage Securities II,

   Ser. 1999-FL2A, Cl. G, 8.62%, 2013                                                         4,000,000  (a,c)         3,846,720

Nomura Depositor Trust:

   Ser. 1998-STI, Cl. B2, 10.9%, 2003                                                         5,000,000  (a,c)         4,630,469

   Ser. 1998-STIA, Cl. B2A, 10.9%, 2003                                                       2,000,000  (a,c)         1,852,188

                                                                                                                      10,329,377

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSTRUCTION--1.8%

Aaf-Mcquay,

   Sr. Notes, 8.875%, 2003                                                                    9,000,000                7,785,000

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                 11,050,000  (d)           5,331,625

                                                                                                                      13,116,625

CONSUMER--7.7%

BPC Holding, Ser. B,

   Sr. Secured Notes, 13.25%, 2006                                                            5,682,165  (c)           4,519,533

Coinmach, Ser. D,

   Sr. Notes, 11.75%, 2005                                                                   19,915,000               19,217,975

Graham Packaging/GPC Capital, Ser. B,

  Floating Interest Rate Sub. Term Securities,

   9.845%, 2008                                                                               1,500,000  (c)           1,267,500

Hosiery Corp. of America,

   Sr. Sub. Notes, 13.75%, 2002                                                              13,000,000               11,635,000

Macsaver Financial Services,

  Notes (Gtd. By Heilig-Meyers):

      7.4%, 2002                                                                              5,325,000                3,754,125

      7.875%, 2003                                                                            2,200,000                1,397,000

Sharp Do Brazil,

   Medium-Term Notes, 9.625%, 2000                                                            3,500,000  (d,e)           288,750

Sweetheart Cup,

   Sr. Sub. Notes, 9.625%, 2000                                                              13,525,000               13,660,250

                                                                                                                      55,740,133

ENERGY--4.3%

Clark USA, Ser. B,

   Sr. Notes, 10.875%, 2005                                                                   5,000,000                2,775,000

Louis Dreyfus Natural Gas,

   Sr. Sub. Notes, 9.25%, 2004                                                                9,000,000                9,096,552

R & B Falcon, Ser. B,

   Sr. Notes, 6.5%, 2003                                                                     12,200,000               11,346,000

Statia Terminals, Ser. B,

   First Mortgage, 11.75%, 2003                                                               8,000,000                8,040,000

                                                                                                                      31,257,552

ENTERTAINMENT--2.7%

American Skiing, Ser. B,

   Sr. Sub. Notes, 12%, 2006                                                                 22,915,000               19,363,175

FINANCIAL--2.2%

First Palm Beach Bancorp,

   Deb., 10.35%, 2002                                                                         4,375,000                4,194,531


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Imperial Credit Capital Trust I, Ser. A,

   Remarketed Par Securities, 10.25%, 2002                                                      500,000                  383,786

Loomis Fargo & Co.,

   Sr. Notes, 10%, 2004                                                                       5,375,000                5,186,875

Reliance Group Holdings:

   Sr. Notes, 9%, 2000                                                                        6,500,000                2,795,000

   Sr. Sub. Deb., 9.75%, 2003                                                                 4,700,000                1,316,000

Republic National Bank of New York,

   Deb., 9.65%, 2003                                                                          2,000,000  (a)           1,800,024

                                                                                                                      15,676,216

FOOD & BEVERAGES--5.5%

Chiquita Brands International,

   Conv. Sub. Notes, 7%, 2001                                                                 9,150,000                7,686,000

Envirodyne Industries,

   Sr. Notes, 10.25%, 2001                                                                   14,000,000                7,770,000

Pilgrims Pride,

   Sr. Sub. Notes, 10.875%, 2003                                                              2,000,000                2,022,500

Sun World International, Ser. B,

   First Mortgage, 11.25%, 2004                                                              23,500,000               22,471,875

                                                                                                                      39,950,375

FOREST PRODUCTS--7.2%

Maxxam Group Holdings,

   Sr. Secured Notes, 12%, 2003                                                              45,115,000               41,844,163

Stone Container Finance,

   Sr. Notes, 11.5%, 2006                                                                    10,000,000  (a)          10,400,000

                                                                                                                      52,244,163

HEALTH CARE--3.8%

Eye Care Centers of America,

  Floating Interest Rate Sub. Term Securities,

   10.593%, 2008                                                                              3,000,000  (c)           1,725,000

Healthsouth,

   Conv. Sub. Deb., 3.25%, 2003                                                              12,500,000                9,875,000

Tenet Healthcare:

   Conv. Sub. Deb., 6%, 2005                                                                 10,000,000                8,300,000

   Sr. Notes, 7.875%, 2003                                                                    7,500,000                7,350,000

                                                                                                                      27,250,000

INDUSTRIAL--4.4%

Anacomp, Ser. D,

   Sr. Sub. Notes, 10.875%, 2004                                                              5,000,000                3,218,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

Applied Extrusion Technology, Ser. B,

  Sr. Notes, 11.5%, 2002                                                                     12,880,000               12,976,600
Atlantis Group,

   Sr. Notes, 11%, 2003                                                                       1,325,000                1,329,969

Hawk, Ser. B,

   Sr. Notes, 10.25%, 2003                                                                    4,532,000                4,373,380

J.B. Poindexter & Co.,

   Sr. Notes, 12.5%, 2004                                                                     9,625,000                9,191,875

Vicap, S.A. de C.V.,

   Gtd. Sr. Notes, 10.25%, 2002                                                                 500,000                  477,500

                                                                                                                      31,568,074

METALS--1.4%

Northwestern Steel & Wire,

   Sr. Notes, 9.5%, 2001                                                                      5,000,000                2,275,000

Renco Metals,

   Sr. Notes, 11.5%, 2003                                                                    18,870,000                7,642,350

                                                                                                                       9,917,350

PUBLISHING--.7%

Day International Group, Ser. B,

   Sr. Sub. Notes, 11.125%, 2005                                                              5,200,000                5,096,000

REAL ESTATE--2.9%

Meditrust:

   Conv. Notes, 7.5%, 2001                                                                    1,000,000                  880,000

   Medium-Term Notes, 7.77%, 2002                                                             7,250,000                6,104,841

Rockefeller Center Properties,

   Conv. Deb., 0%, 2000                                                                       7,255,000                6,130,475

Tanger Properties,

   Gtd. Notes, 8.75%, 2001                                                                    8,000,000                7,892,968

                                                                                                                      21,008,284

RETAIL--2.2%

Cafeteria Operators

  (Gtd. By Furrs/Bishops Specialty Group),

   Sr. Secured Notes, 12%, 2001                                                               7,481,650                7,406,833

Core-Mark International,

   Sr. Notes, 11.375%, 2003                                                                   3,180,000                2,973,300

Petro Stopping Centers/Financial,

   Sr. Notes, 10.5%, 2007                                                                     6,300,000                5,638,500

                                                                                                                      16,018,633

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SHIPPING--1.3%

Eletson Holdings,

   First Pfd. Ship Mortgage, 9.25%, 2003                                                      2,750,000                2,571,250

Gearbulk Holdings,

   Sr. Notes, 11.25%, 2004                                                                    2,000,000                2,020,000

International Shipholding,

   Sr. Notes, 9%, 2003                                                                        1,000,000                  995,000

Stena AB,

   Sr. Notes, 10.5%, 2005                                                                     3,500,000                3,447,500

                                                                                                                       9,033,750

SUPERMARKETS--1.1%

Shoppers Food Warehouse,

   Sr. Notes, 9.75%, 2004                                                                     7,400,000                7,764,524

TELECOMMUNICATION/CARRIERS--7.0%

Hermes Europe Railtel,

   Sr. Notes, 11.5%, 2007                                                                    14,750,000               12,685,000

Intermedia Communications,

   Sr. Discount Notes, 0/12.5%, 2006                                                         14,500,000  (b)          13,231,250

MJD Communications, Ser. B,

   Floating Rate Notes, 10.8%, 2008                                                           9,000,000  (c)           8,486,820

Qwest Communications International, Ser. B,

   Sr. Notes, 10.875%, 2007                                                                  15,000,000               16,320,885

                                                                                                                      50,723,955

TEXTILES--.5%

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                    5,700,000                3,676,500

Texfi Industries,

   Sr. Sub. Deb., 8.75%, 1999                                                                 5,100,000  (d)             102,000

                                                                                                                       3,778,500

TRANSPORTATION--2.0%

MTL, Ser. B,

  Floating Interest Rate Sub. Term Securities,

   11.62%, 2006                                                                               5,000,000  (c)           3,625,000

Union Pacific,

   Sub. Deb, 5.5%, 2033                                                                       4,348,000                3,745,534

ValuJet,

   Sr. Notes, 10.25%, 2001                                                                    7,675,000                6,945,875

                                                                                                                      14,316,409

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--.7%

Hidroelectrica Piedra del Aguila:

   Notes, 8%, 2009                                                                            3,500,000  (a)           2,502,500

   Notes, 8.25%, 2009                                                                         3,500,000  (a)           2,196,250

                                                                                                                       4,698,750

WIRELESS COMMUNICATIONS--7.4%

Comunicacion Celular,

   Sr. Discount Notes, 0/14.125%, 2005                                                       13,250,000  (a,b)         9,970,625

Microcell Telecommunications, Ser. B,

   Sr. Discount Notes, 0/14%, 2006                                                           10,000,000  (b)           9,275,000

Occidente y Caribe Celular, Ser. B,

   Sr. Discount Notes, 0/14%, 2004                                                           11,000,000  (b)           7,727,500

Orion Network Systems,

   Sr. Discount Notes, 0/12.5%, 2007                                                         32,045,000  (b)          13,298,675

Pagemart Nationwide,

   Sr. Notes, 15%, 2005                                                                      13,500,000               12,993,750

                                                                                                                      53,265,550

TOTAL BONDS AND NOTES

   (cost $835,857,418)                                                                                               698,495,897
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.1%                                                                               Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--.0%

Spanish Broadcasting System, Cl. A                                                               21,400  (a,f)           465,450

UnitedGlobalCom, Cl. A                                                                              906  (f)              42,356

                                                                                                                         507,806

ENTERTAINMENT--.0%

Discovery Zone (warrants)                                                                         4,000  (a,f)                 4

Discovery Zone, Cl. A (warrants)                                                                 37,400  (a,f)                37

Discovery Zone, Cl. B (warrants)                                                                 37,400  (a,f)                37

                                                                                                                              78

TELECOMMUNICATION/CARRIERS--.1%

WorldPort Communications (warrants)                                                             276,449  (a,f)           673,844

WIRELESS COMMUNICATIONS--.0%

Comunicacion Celular (warrants)                                                                   1,750  (a,f)            35,219

TOTAL COMMON STOCKS

   (cost $558,359)                                                                                                     1,216,947



PREFERRED STOCKS--.7%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING;

Newscorp Overseas,

  Ser. A., Cum., $2.15625

   (cost $5,454,716)                                                                            216,973                4,854,771
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

UBS Finance,

  6.96%, 7/3/2000

   (cost $4,258,353)                                                                          4,260,000                4,258,353
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $846,128,217)                                                              98.2%              708,825,968

CASH AND RECEIVABLES (NET)                                                                         1.8%               13,052,287

NET ASSETS                                                                                       100.0%              721,878,255

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2000,
     THESE SECURITIES AMOUNTED TO $42,654,319 OR 5.9% OF NET ASSETS.

(B)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(E)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
     MATURITY IS 10/30/2005.

(F)  NON-INCOME PRODUCING SECURITY.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           846,128,846   708,825,968

Interest and dividends receivable                                    20,753,194

Receivable for shares of Beneficial Interest subscribed                 371,301

Paydowns receivable                                                      28,600

                                                                    729,979,063
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           860,632

Cash overdraft due to Custodian                                       5,111,242

Payable for shares of Beneficial Interest redeemed                    2,128,934

                                                                      8,100,808
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      721,878,255
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     917,696,629

Accumulated undistributed investment income--net                      2,008,899

Accumulated net realized gain (loss) on investments                (60,524,395)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                         (137,302,878)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     721,878,255


NET ASSET VALUE PER SHARE

                                                        Class A               Class B                Class C                Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                       86,593,757            495,500,375           139,537,334                 246,789

Shares Outstanding                                    8,716,559             49,886,631            14,040,596                  24,862
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              9.93                  9.93                   9.94                   9.93

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            45,944,823

Cash dividends                                                         233,924

TOTAL INCOME                                                        46,178,747

EXPENSES:

Management fee--Note 2(a)                                            2,707,288

Distribution and service fees--Note 2(b)                             2,849,943

Interest expense--Note 4                                                   565

TOTAL EXPENSES                                                       5,557,796

INVESTMENT INCOME--NET                                              40,620,951
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                           (24,678,180)

Net unrealized appreciation (depreciation) on investments         (13,740,921)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (38,419,101)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,201,850

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000           Year Ended
                                              (Unaudited)    December 31, 1999
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         40,620,951           91,005,699

Net realized gain (loss) on investments      (24,678,180)         (18,202,136)

Net unrealized appreciation (depreciation)
   on investments                            (13,740,921)         (58,693,550)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   2,201,850           14,110,013
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (5,334,492)         (13,467,432)

Class B shares                               (27,861,261)         (57,065,809)

Class C shares                                (7,905,014)         (18,945,063)

Class R shares                                   (15,762)             (22,591)

TOTAL DIVIDENDS                              (41,116,529)         (89,500,895)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 24,537,532          129,666,728

Class B shares                                 29,866,125          178,313,048

Class C shares                                  9,666,618           65,677,422

Class R shares                                         --              209,810

Dividends reinvested:

Class A shares                                  1,919,615            6,252,511

Class B shares                                  7,655,732           15,659,923

Class C shares                                  2,437,722            5,791,684

Class R shares                                      7,973               13,585

Cost of shares redeemed:

Class A shares                               (41,973,398)        (165,607,547)

Class B shares                               (78,186,743)        (134,189,892)

Class C shares                               (34,965,520)         (89,350,304)

Class R shares                                   (76,800)                 (10)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (79,111,144)           12,436,958

TOTAL INCREASE (DECREASE) IN NET ASSETS     (118,025,823)          (62,953,924)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           839,904,078          902,858,002

END OF PERIOD                                 721,878,255          839,904,078

Undistributed investment income--net            2,008,899            2,504,477

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                            June 30, 2000           Year Ended
CAPITAL SHARE TRANSACTIONS:                   (Unaudited)    December 31, 1999
--------------------------------------------------------------------------------

CLASS A(A)

Shares sold                                     2,423,159          11,720,706

Shares issued for dividends reinvested            188,419             570,644

Shares redeemed                               (4,130,211)         (15,044,058)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,518,633)         (2,752,708)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     2,914,943          16,090,888

Shares issued for dividends reinvested            753,022           1,437,007

Shares redeemed                               (7,625,035)         (12,369,337)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,957,070)          5,158,558
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       947,323           5,912,749

Shares issued for dividends reinvested            239,536             530,024

Shares redeemed                               (3,408,460)          (8,200,482)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,221,601)         (1,757,709)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --              18,989

Shares issued for dividends reinvested                785               1,248

Shares redeemed                                   (7,406)                  (1)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (6,621)               20,236

(A) DURING THE PERIOD ENDED JUNE 30, 2000, 43,390 CLASS B SHARES REPRESENTING $444,685 WERE AUTOMATICALLY CONVERTED TO 43,420 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 1999, 6,007 CLASS B SHARES REPRESENTING $62,981 WERE AUTOMATICALLY CONVERTED TO 6,010 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                            Six Months Ended
                                                               June 30, 2000                    Year Ended December 31,
                                                                                     --------------------------------------------
CLASS A SHARES                                                    (Unaudited)        1999              1998           1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   10.45        11.33             12.46            12.50

Investment Operations:

Investment income--net                                                   .56         1.12              1.15              .71

Net realized and unrealized gain (loss)
   on investments                                                       (.52)        (.90)           (1.14)             (.04)

Total from Investment Operations                                         .04          .22              .01               .67

Distributions:

Dividends from investment income--net                                  (.56)        (1.10)           (1.14)            (.71)

Net asset value, end of period                                         9.93         10.45            11.33            12.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                     .86(c)       1.99            (.10)             9.16(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average
   net assets                                                           .95(c)        .95             .95                .95(c)

Ratio of interest expense to average
   net assets                                                             --          .01             .02                .08(c)

Ratio of net investment income
   to average net assets                                              11.00(c)      10.19            9.55               9.34(c)

Portfolio Turnover Rate                                                9.20(d)      40.79           45.34              28.83(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 86,594      106,959         147,131             65,705

(A) FROM MAY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                            Six Months Ended
                                                               June 30, 2000                     Year Ended December 31,
                                                                                      -------------------------------------------
CLASS B SHARES                                                    (Unaudited)         1999             1998           1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   10.45         11.33            12.46            12.50

Investment Operations:

Investment income--net                                                   .53          1.06             1.09              .66

Net realized and unrealized gain (loss)
   on investments                                                       (.51)         (.89)           (1.14)            (.04)

Total from Investment Operations                                         .02           .17             (.05)             .62

Distributions:

Dividends from investment income--net                                  (.54)         (1.05)           (1.08)            (.66)

Net asset value, end of period                                         9.93          10.45            11.33            12.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                     .36(c)        1.48             (.61)            8.57(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average
   net assets                                                          1.45(c)        1.45             1.45             1.45(c)

Ratio of interest expense to average
   net assets                                                             --           .01              .02              .09(c)

Ratio of net investment income
   to average net assets                                              10.49(c)        9.70             9.02             8.73(c)

Portfolio Turnover Rate                                                9.20(d)       40.79            45.34            28.83(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                495,500       562,605          551,415          198,057

(A) FROM MAY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Six Months Ended
                                                               June 30, 2000                     Year Ended December 31,
                                                                                      -------------------------------------------
CLASS C SHARES                                                    (Unaudited)         1999             1998          1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   10.45         11.33            12.47            12.50

Investment Operations:

Investment income--net                                                   .07          1.04             1.06              .65

Net realized and unrealized gain (loss)
   on investments                                                       (.05)         (.90)           (1.15)            (.03)

Total from Investment Operations                                         .02           .14             (.09)             .62

Distributions:

Dividends from investment income--net                                  (.53)         (1.02)           (1.05)            (.65)

Net asset value, end of period                                          9.94         10.45            11.33            12.47
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                      .32(c)       1.23            (.93)             8.47(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average
   net assets                                                           1.70(c)       1.70            1.70              1.70(c)

Ratio of interest expense to average
   net assets                                                             --           .01             .02               .09(c)

Ratio of net investment income
   to average net assets                                               10.25(c)       9.45            8.77              8.54(c)

Portfolio Turnover Rate                                                 9.20(d)      40.79           45.34             28.83(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                139,537       170,011         204,184            67,495

(A) FROM MAY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             Six Months Ended
                                                          June 30, 2000  Year                     Ended December 31,
                                                                                      -------------------------------------------
CLASS R SHARES                                                    (Unaudited)         1999             1998          1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   10.44         11.32            12.45            12.50

Investment Operations:

Investment income--net                                                   .59          1.05             1.25              .81

Net realized and unrealized gain (loss)
   on investments                                                       (.52)         (.80)           (1.21)            (.14)

Total from Investment Operations                                         .07           .25              .04              .67

Distributions:

Dividends from investment income--net                                   (.58)        (1.13)           (1.17)            (.72)

Net asset value, end of period                                          9.93         10.44            11.32            12.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        1.30(b)       2.24              .14             9.26(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average
   net assets                                                            .70(b)        .70              .70              .75(b)

Ratio of interest expense to average
   net assets                                                             --           .01              .03              .05(b)

Ratio of net investment income
   to average net assets                                               11.11(b)      10.65             10.41           10.08(b)

Portfolio Turnover Rate                                                 9.20(c)      40.79             45.34           28.83(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    247          329                127             127

(A) FROM MAY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term High Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is to provide high current income. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000 Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, other than U.S. Treasury Bills, are carried at amortized
cost,    which    approximates    value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the
accrual    basis.

(c) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply
with    the    distribution
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $35,475,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, $8,327,000 of the carryover expires in fiscal 2006 and $27,148,000 expires in fiscal 2007.

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-inter ested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

DSC retained $554 during the period ended June 30, 2000, from commissions earned on sales of the fund's shares.

(b) Distribution and Service Plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to
 . 25% of the value of its average daily net assets to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares pay the distributor for distributing their shares at an aggregate annual rate of
 .50% and .75% of the value of the average daily net assets of Class B and Class C shares, respectively. Class B and Class C shares are also subject to a Service Plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay the distributor for providing certain services to the holders
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended June 30, 2000, Class A, Class B and Class C shares were charged $120,013, $1,312,359 and $571,044, respectively, pursuant to the Plan, of which $78,182, $859,097 and $368,892, for Class A, Class B and Class C shares, respectively, were paid to DSC. During the period ended June 30, 2000, Class B and Class C shares were charged $656,179 and $190,348 respectively, pursuant to the Service Plan, of which $429,548 and $8,428, respectively, were paid to DSC.

Under its terms, the Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $67,827,035 and $143,088,347, respectively.

At  June  30,  2000,  accumulated net unrealized depreciation on investments was
$137,302,878,   consisting  of  $2,240,999  gross  unrealized  appreciation  and
$139,543,877 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 4--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2000 was approximately $19,200 with a related weighted average annualized interest rate of 5.90%.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier Limited Term High Income Fund 200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE
Call your financial representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   029SA006








Dreyfus

Premier Managed

Income Fund

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                            Managed Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Managed Income Fund, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with David S. Hertan, portfolio manager and a member of the Boston Company Asset Management Fixed Income Team that manages the fund.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed" ) to forestall potential inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These rate hikes contributed to a total interest-rate increase of 1.75 percentage points
since   late   June   1999,   before   the   current  reporting  period  began.

Higher interest rates led to an erosion of most bond prices, especially among higher yielding securities. U.S. Treasury securities represented a notable exception. Prices of these direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We  appreciate  your confidence over the past six months, and we look forward to
your   continued   participation   in  Dreyfus  Premier  Managed  Income  Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

David S. Hertan, Portfolio Manager

How did Dreyfus Premier Managed Income Fund perform relative to its benchmark?

For the six-month period ended June 30, 2000, Dreyfus Premier Managed Income Fund produced a total return of 2.11% for Class A shares, 1.73% for Class B shares, 1.74% for Class C shares and 2.24% for Class R shares.(1) In comparison, the Lehman Brothers Aggregate Bond Index (the "Index") produced a total return of 3.99% for the same period.(2)

We attribute the fund' s underperformance to the fact that we held a lower percentage of U.S. Treasury bonds than did the Index during a period in which U.S. Treasuries were the best-performing bond category.

What is the fund's investment approach?

The fund normally invests at least 65% of its total assets in United States government debt and investment grade corporate bonds. We do not attempt to match the sector percentages of any index, nor do we attempt to predict the direction of interest rates by substantially altering the portfolio's sensitivity to changes in rates. Instead, the heart of our investment process is selecting individual securities that possess a combination of superior fundamentals and attractive relative valuations.

What other factors influenced the fund's performance?

There were several reasons why the fund performed slightly below its benchmark during the reporting period. First, due to the federal budget surplus the U.S. Government announced that it was buying back certain U.S. Treasury bonds, particularly those with longer maturities, and that it would reduce new issuance. The unusual demand created by this action and the prospect of shrinking supply caused U.S. Treasury securities, longer term in particular, to outperform all other bond categories during the past six months. The fund, however, contained a lower percentage of U.S. Treasury bonds compared to the Index.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, the fund held a high percentage of assets in investment grade corporate bonds, which did not perform as well as Treasury bonds. During the first half of 2000, the Federal Reserve Board (the "Fed") aggressively increased short-term interest rates in an effort to slow the U.S. economy and stave off inflation. Once interest rates began to rise, investors became concerned that the Fed's actions could lead to a recession and cause corporate bonds to become more risky from a credit standpoint. Here again, investors flocked to the safety associated with Treasury securities, which are backed by the full faith and credit of the U.S. Government.

The fund also held some high yield bonds, which do not carry an investment grade rating. During the first six months of the year these securities did not perform as well as investment grade bonds, primarily because investors were concerned that these companies would have difficulty paying their debts in a weak economy.

Mortgage-backed securities produced somewhat better returns for the portfolio during the period. Since mortgage-backed securities are typically backed by a U.S. Government agency, credit risk is not a concern for these investments. However, mortgage-backed securities were still not able to perform as well as
U.S.    Treasury    securities.

What is the fund's current strategy?

The fund's current strategy is to maintain its focus on high quality corporate bonds and mortgage-backed securities, which, as of the end of the reporting period, currently offer significantly more income than U.S. Treasury bonds. Now that interest rates seem to have stabilized, investors have returned to these securities. As of the end of the reporting period, mortgage-backed securities and high quality corporate bonds were yielding approximately 8% versus a range of 6% to 6.5% for U.S. Treasury securities.

We also are focusing our investments on those companies that have the strongest balance sheets. Despite the booming economy, many corporate bond issuers have seen their creditworthiness deteriorate in recent years. One reason for this is that many bond issuers are companies whose stock prices have lagged the market. In some of these cases, managements have elected to buy out stockholders, which has effectively increased the companies' debt-to-equity ratio, making them less attractive in our view.

Finally, we increased the fund's investment in U.S. Treasury securities, particularly 30-year bonds, which we believe are becoming an increasingly scarce commodity. Several current projections call for federal budget surpluses to continue over the next 10 to 12 years. If this occurs, we believe the U.S. Government is likely to buy back U.S. Treasury bonds from holders for many years to come.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS


June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
BONDS AND NOTES--104.8%                                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE AND AVIATION--.6%

United Technologies,

   Deb., 7.5%, 2029                                                                             480,000                  477,154

ASSET-BACKED CTFS.--14.2%

CIT Equipment Collateral,

   Ser. 2000-1, Cl. A-4, 7.58%, 2008                                                            616,000                  619,080

CIT RV Trust:

   Ser. 1998-A, Cl. A-4, 6.09%, 2012                                                          1,696,000                1,649,877

   Ser. 1998-A, Cl. A-5, 6.12%, 2013                                                          1,280,000                1,237,171

CNH Equipment Trust,

   Ser. 2000-A, Cl. A-4, 7.34%, 2007                                                          1,078,000                1,073,957

Centex Home Equity,

   Ser. 2000-B, Cl. A-3, 8.03%, 2026                                                            870,000                  871,903

Citibank Credit Card Master Trust I,

   Ser. 1999-2, Cl. A, 5.875%, 2011                                                             338,000                  308,619

Discover Card Master Trust I,

   Ser. 1999-5, Cl. A, 6.831%, 2006                                                             714,000  (a)             715,981

Distribution Financial Services Trust:

   Ser. 1999-1, Cl. A-5, 5.97%, 2013                                                          1,349,000                1,302,628

   Ser. 1999-3, Cl. A-4, 6.65%, 2011                                                            186,000                  183,384

First USA Credit Card Master Trust:

   Ser. 1996-6, Cl. A, 6.775%, 2006                                                              32,000  (a)              31,904

   Ser. 1998-4, Cl. A, 6.769%, 2008                                                             429,000  (a)             428,436

The Money Store Home Equity Trust:

   Ser. 1994-B, Cl. A-5, 8.025%, 2024                                                           310,000                  312,296

   Ser. 1996-B, Cl. A-8, 7.91%, 2024                                                             27,000                   27,042

   Ser. 1996-C, Cl. A-6, 7.69%, 2024                                                            326,000                  326,101

Newcourt Equipment Trust Securities,

   Ser. 1999-1, Cl. A-4, 7.18%, 2005                                                            607,000                  606,572

Residential Asset Securities,

   Ser. 2000-KS3, Cl. AI-3, 7.805%, 2025                                                        532,000                  532,332

Sears Credit Account Master Trust,

   Ser. 1996-3, Cl. A, 7%, 2008                                                                 627,000                  625,671

                                                                                                                      10,852,954

AUTOMOTIVE--2.7%

DaimlerChrysler,

   Bonds, 7.75%, 2005                                                                         1,665,000                1,681,016

Ford Motor,

   Notes, 7.45%, 2031                                                                           370,000                  347,700

                                                                                                                       2,028,716



                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--6.8%

Bank of America,

   Notes, 7.875%, 2005                                                                          675,000                  683,857

BankBoston,

   Sr. Notes, 6.125%, 2002                                                                      689,000                  674,086

Chase Manhattan,

   Sub. Notes, 7%, 2009                                                                         530,000                  500,840

Citigroup,

   Sr. Notes, 5.8%, 2004                                                                        625,000                  596,369

First National Bank of Boston,

   Sub. Notes, 7.375%, 2006                                                                     758,000                  738,685

First Union,

   Notes, 6.95%, 2004                                                                           480,000                  466,838

National Westminster Bank,

   Sub. Notes, 7.375%, 2009                                                                     675,000                  657,018

U. S. Bank,

   Sub. Notes, 5.7%, 2008                                                                       305,000                  263,368

Wells Fargo,

   Notes, 6.625%, 2004                                                                          624,000                  609,194

                                                                                                                       5,190,255

BROADCASTING & MEDIA--1.4%

Adelphia Communications, Ser. B,

   Sr. Notes, 8.125%, 2003                                                                      500,000                  473,750

CSC Holdings,

   Sr. Notes, 7.875%, 2007                                                                      205,000                  198,826

Charter Communications Holdings,

   Sr. Notes, 8.25%, 2007                                                                       360,000                  319,500

Mediacom,

   Sr. Notes, 7.875%, 2011                                                                       85,000                   74,800

                                                                                                                       1,066,876

CHEMICALS--.9%

Dow Chemical,

   Deb., 7.375%, 2029                                                                           470,000                  458,322

duPont (E.I.) de Nemours,

   Notes, 6.75%, 2004                                                                           218,000                  215,468

                                                                                                                         673,790

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--3.1%

Bear Stearns Commercial Mortgage Securities,

   Ser. 2000-WF1, Cl. A-1, 7.64%, 2009                                                          251,731                  254,091

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

COMM,

   Ser. 1999-1, Cl. A-2, 6.455%, 2008                                                         1,455,000                1,363,681

CS First Boston Mortgage Securities,

   Ser. 1999-C1, Cl. A-2, 7.29%, 2009                                                           402,000                  396,807

First Union National Bank Commercial Mortgage,

   Ser. 2000-C1, Cl. A-2, 7.841%, 2010                                                          358,000                  364,265

                                                                                                                       2,378,844

CONSUMER--1.3%

ICN Pharmaceuticals, Ser. B,

   Sr. Notes, 9.25%, 2005                                                                       470,000                  467,650

KinderCare Learning Centers,

   Sr. Sub. Notes, 9.5%, 2009                                                                   325,000                  300,625

Rayovac, Ser. B,

   Sr. Sub. Notes, 10.25%, 2006                                                                 195,000                  200,850

                                                                                                                         969,125

ENVIRONMENTAL--.9%

Waste Management,

   Conv. Sub. Notes, 4%, 2002                                                                   730,000                  680,725

FINANCIAL SERVICES--6.8%

Associates Corp. of North America:

   Sr. Notes, 5.75%, 2003                                                                       415,000                  392,387

   Sr. Notes, 5.8%, 2004                                                                        860,000                  806,642

DLJ,

   Sr. Notes, 5.875%, 2002                                                                      750,000                  729,869

Ford Motor Credit,

   Notes, 7.875%, 2010                                                                          250,000                  250,080

GS Escrow,

   Sr. Notes, 7%, 2003                                                                          675,000                  626,332

Goldman Sachs Group,

   Notes, 6.65%, 2009                                                                           465,000                  426,619

Household Finance,

   Notes, 8%, 2005                                                                              710,000                  716,330

Morgan Stanley Dean Witter & Co.,

   Notes, 7.125%, 2003                                                                          550,000                  546,651

Paine Webber Group,

   Sr. Notes, 6.375%, 2004                                                                      715,000                  675,521

                                                                                                                       5,170,431

FOOD & BEVERAGES--.9%

Nabisco,

   Notes, 6%, 2001                                                                              735,000                  724,459


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN--5.7%

Canadian National Railway,

   Notes, 6.9%, 2028                                                                            370,000                  322,334

Deutsche Telekom International Finance,

   Notes, 8%, 2010                                                                              300,000                  303,043

Diageo Capital,

   Notes, 6.625%, 2004                                                                          960,000                  935,374

Global Crossing Holdings,

   Sr. Notes, 9.125%, 2006                                                                      450,000                  433,125

Korea Development Bank,

   Bond, 7.375%, 2004                                                                           970,000                  945,557

Province of Quebec:

   Deb., 7.5%, 2029                                                                             165,000                  162,363

   Sr. Notes, 5.75%, 2009                                                                       795,000                  712,640

Republic of Korea,

   Notes, 8.875%, 2008                                                                          325,000                  337,594

United Mexican States,

   Notes, 9.875%, 2010                                                                          219,000                  227,213

                                                                                                                       4,379,243

INDUSTRIAL--2.3%

American Standard,

   Sr. Notes, 7.125%, 2003                                                                      645,000                  617,587

Eagle-Picher Holdings,

   Sr. Discount Notes, 0%, 2003                                                                 600,000  (b)             151,500

Textron,

   Notes, 6.375%, 2004                                                                          860,000                  836,425

U. S. Can, Ser. B,

   Sr. Sub. Notes, 10.125%, 2006                                                                175,000                  180,250

                                                                                                                       1,785,762

INSURANCE--.6%

Hartford Financial Services Group,

   Sr. Notes, 7.75%, 2005                                                                       460,000                  461,987

OIL AND GAS--4.4%

Coastal:

   Notes, 6.2%, 2004                                                                            985,000                  943,186

   Sr. Notes, 8.125%, 2002                                                                      240,000                  244,705

Conoco,

   Sr. Notes, 5.9%, 2004                                                                        606,000                  577,748

Enron,

   Notes, 7.875%, 2003                                                                          675,000                  680,044

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------


OIL AND GAS (CONTINUED)

Ocean Energy:

   Notes, 8.875%, 2007                                                                          420,000                  420,000

   Sr. Notes, 7.875%, 2003                                                                      230,000                  227,700

Williams,

   Notes, 6.2%, 2002                                                                            280,000                  274,324

                                                                                                                       3,367,707

PAPER PRODUCTS--1.0%

International Paper,

   Notes, 8.125%, 2005                                                                          720,000  (c)             727,088

RETAIL--.9%

Federated Department Stores,

   Sr. Notes, 8.5%, 2003                                                                        640,000                  651,075

TECHNOLOGY--.9%

DynCorp,

   Sr. Sub. Notes, 9.5%, 2007                                                                   405,000                  309,825

Electronic Data Systems,

   Notes, 6.85%, 2004                                                                           370,000                  365,279

                                                                                                                         675,104

TELECOMMUNICATIONS--2.4%

McLeodUSA,

   Sr. Notes, 8.125%, 2009                                                                      655,000                  592,775

NEXTLINK Communications,

   Sr. Notes, 10.75%, 2009                                                                      465,000                  460,350

Nextel Communications,

   Sr. Notes, 9.375%, 2009                                                                      490,000                  470,400

Time Warner Telecommunications,

   Sr. Notes, 9.75%, 2008                                                                       305,000                  296,613

                                                                                                                       1,820,138

TRANSPORTATION--.9%

Burlington North Santa Fe,

   Deb., 6.75%, 2029                                                                            270,000                  230,447

Union Pacific,

   Notes, 6.625%, 2008                                                                          520,000                  480,178

                                                                                                                         710,625

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENTS--6.5%

U. S. Treasury Bonds:

   6.125%, 8/15/2029                                                                          2,805,000                2,837,258

   7.25%, 8/15/2022                                                                             235,000                  263,712

U. S. Treasury Notes,

   7.875%, 11/15/2004                                                                           190,000                  201,174

U. S. Treasury Principal Strips,

   0%, 8/15/2022                                                                              6,340,000                1,649,795

                                                                                                                       4,951,939

U. S. GOVERNMENT AGENCIES/MORTGAGE BACKED--36.7%

Federal Home Loan Mortgage Corp.:

   7%                                                                                         2,504,000  (d)           2,421,042

   7.5%                                                                                         573,000  (d)             571,923

Federal National Mortgage Association:

   Deb., 7.25%, 2030                                                                            389,000                  397,258

   6.5%                                                                                       6,285,000  (d)           5,925,561

   7%                                                                                           553,000  (d)             533,816

   7%, 10/1/2014-3/1/2015                                                                       862,429                  846,526

   7.5%, 4/1/2005-5/1/2030                                                                    7,469,290                7,365,507

   8%                                                                                         2,929,100  (d)           2,941,900

Government National Mortgage Association I:

   6.5%, 7/15/2029-9/15/2029                                                                  4,373,591                4,153,512

   8%                                                                                         2,861,000  (d)           2,892,271

                                                                                                                      28,049,316

UTILITIES--2.9%

CMS Panhandle Holdings,

   Sr. Notes, 6.125%, 2004                                                                      599,000                  561,490

Calpine:

   Sr. Notes, 7.625%, 2006                                                                       70,000                   66,150

   Sr. Notes, 7.75%, 2009                                                                       310,000                  293,725

National Rural Utilities,

   Coll. Trust Ctfs, 5.7%, 2010                                                                 565,000                  488,575

TXU Eastern Funding,

   Gtd. Notes, 6.45%, 2005                                                                      855,000                  797,972

                                                                                                                       2,207,912

TOTAL BONDS AND NOTES

   (cost $81,124,198)                                                                                                 80,001,225

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--19.0%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

General Electric Capital Corp.,

  6.9%, 7/3/2000

   (cost $14,523,000)                                                                        14,523,000               14,523,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $95,647,198)                                                             123.8%               94,524,225

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (23.8%)             (18,171,161)

NET ASSETS                                                                                       100.0%               76,353,064

(A) VARIABLE INTEREST RATE -- INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

(B) ZERO COUPON UNTIL YEAR AT WHICH TIME A STATED COUPON BECOMES EFFECTIVE.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2000,
THESE SECURITIES AMOUNTED TO$727,088 OR 1.0% OF NET ASSETS.

(D)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  95,647,198  94,524,225

Cash                                                                    215,720

Interest receivable                                                     874,196

Receivable for investment securities sold                               509,778

Receivable for shares of Beneficial Interest subscribed                      42

                                                                      96,123,961
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            71,434

Payable for investment securities purchased                          15,734,082

Payable for shares of Beneficial Interest redeemed                    3,965,381

                                                                     19,770,897
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       76,353,064
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      91,833,420

Accumulated net realized gain (loss) on investments                 (14,357,383)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                            (1,122,973)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       76,353,064


NET ASSET VALUE PER SHARE

                                                            Class A     Class B      Class C        Class R
-------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           51,423,082  14,240,794    2,720,312       7,968,876

Shares Outstanding                                        5,200,192   1,440,337      274,875         806,528
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                  9.89       9.89          9.90            9.88

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,961,156

EXPENSES:

Management fee--Note 2(a)                                              289,704

Distribution and service fees--Note 2(b)                               158,784

Loan commitment fees--Note 4                                               254

TOTAL EXPENSES                                                         448,742

INVESTMENT INCOME--NET                                               2,512,414
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (2,898,767)

Net unrealized appreciation (depreciation) on investments            2,008,302

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (890,465)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,621,949

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000          Year Ended
                                               (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,512,414            5,923,478

Net realized gain (loss) on investments        (2,898,767)          (5,146,935)

Net unrealized appreciation
   (depreciation) on investments                2,008,302           (2,712,897)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,621,949           (1,936,354)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (1,767,465)          (4,065,094)

Class B shares                                   (398,589)            (890,296)

Class C shares                                    (83,558)            (262,662)

Class R shares                                   (274,084)            (622,919)

TOTAL DIVIDENDS                                (2,523,696)          (5,840,971)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,395,947            5,871,958

Class B shares                                  2,040,058            8,678,168

Class C shares                                    565,770            2,251,472

Class R shares                                    731,915            2,530,647

Dividends reinvested:

Class A shares                                  1,344,238            3,144,076

Class B shares                                    176,126              399,234

Class C shares                                     26,551               48,577

Class R shares                                    243,565              559,559

Cost of shares redeemed:

Class A shares                                (13,459,348)         (14,888,410)

Class B shares                                 (3,723,951)          (8,181,002)

Class C shares                                 (1,528,676)          (3,580,979)

Class R shares                                 (2,183,362)          (3,732,725)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (12,371,167)          (6,899,425)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (13,272,914)         (14,676,750)
--------------------------------------------------------------------------------

NET ASSETS:

Beginning of Period                            89,625,978          104,302,728

END OF PERIOD                                  76,353,064           89,625,978

Undistributed investment income--net                   --               11,282

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (continued)

                                         Six Months Ended
                                            June 30, 2000          Year Ended
                                               (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                            345,454         563,004

Shares issued for dividends reinvested                 136,290         303,602

Shares redeemed                                     (1,363,975)     (1,433,912)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         (882,231)       (567,306)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                            206,523         832,744

Shares issued for dividends reinvested                  17,858          38,617

Shares redeemed                                       (376,590)       (788,447)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         (152,209)         82,914
--------------------------------------------------------------------------------

CLASS C

Shares sold                                             56,995        214,283

Shares issued for dividends reinvested                   2,689          4,697

Shares redeemed                                      (154,415)       (345,558)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         (94,731)       (126,578)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                             74,088        242,029

Shares issued for dividends reinvested                  24,711         54,093

Shares redeemed                                       (221,128)      (357,508)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         (122,329)       (61,386)

(A) DURING THE PERIOD ENDED JUNE 30, 2000, 36,296 CLASS B SHARES REPRESENTING $357,685 WERE AUTOMATICALLY CONVERTED TO 36,296 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 1999, 3,908 CLASS B SHARES REPRESENTING $39,354 WERE AUTOMATICALLY CONVERTED TO 3,908 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended                     Year Ended December 31,
                                            June 30, 2000       ------------------------------------------------------
CLASS A SHARES                               (Unaudited)        1999       1998        1997         1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                9.99      10.81      11.01       10.73        11.08         10.12

Investment Operations:

Investment income--net                                 .30        .64        .73         .73          .69           .75

Net realized and unrealized
   gain (loss) on investments                         (.09)      (.82)      (.19)        .27         (.35)          .96

Total from Investment Operations                       .21       (.18)       .54        1.00          .34          1.71

Distributions:

Dividends from investment
   income--net                                        (.31)      (.64)      (.74)       (.72)        (.69)         (.75)

Net asset value, end of period                        9.89       9.99      10.81       11.01        10.73         11.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                  4.23(b)   (1.75)      4.90        9.80         3.42         17.32
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .95(b)     .95        .95         .95          .95           .95

Ratio of net investment income
   to average net assets                              6.20(b)    6.21       6.62        6.74         6.48          7.08

Portfolio Turnover Rate                             229.52(c)  309.42     238.95      244.44       251.66        236.10
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      51,423     60,755     71,902      72,878       77,305        80,782

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (continued)


                                          Six Months Ended                      Year Ended December 31,
                                           June 30, 2000          -----------------------------------------------------
CLASS B SHARES                               (Unaudited)          1999        1998       1997        1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                9.99      10.81      11.01       10.73        11.08         10.12

Investment Operations:

Investment income--net                                 .27        .57        .64         .65          .61           .67

Net realized and unrealized
   gain (loss) on investments                         (.10)      (.83)      (.19)        .27         (.35)          .96

Total from Investment Operations                       .17       (.26)       .45         .92          .26          1.63

Distributions:

Dividends from investment
   income--net                                        (.27)      (.56)      (.65)       (.64)        (.61)         (.67)

Net asset value, end of period                        9.89       9.99      10.81       11.01        10.73         11.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                  3.47(b)   (2.48)      4.10        8.97         2.54         16.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.70(b)    1.70       1.70        1.70         1.70          1.69

Ratio of net investment income
   to average net assets                              5.46(b)    5.44       5.81        5.98         5.77          6.41

Portfolio Turnover Rate                             229.52(c)  309.42     238.95      244.44       251.66        236.10
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      14,241     15,905     16,325       6,896        4,973         2,236

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                              Six Months Ended                    Year Ended December 31,
                                               June 30, 2000     ----------------------------------------------------
CLASS C SHARES                                  (Unaudited)      1999        1998       1997       1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.00      10.82       11.02      10.73      11.08         10.12

Investment Operations:

Investment income--net                                 .26        .57         .64        .64        .61           .67

Net realized and unrealized
   gain (loss) on investments                         (.09)      (.83)       (.19)       .29       (.35)          .96

Total from Investment Operations                       .17       (.26)        .45        .93        .26          1.63

Distributions:

Dividends from
   investment income--net                             (.27)      (.56)       (.65)      (.64)      (.61)         (.67)

Net asset value, end of period                        9.90      10.00       10.82      11.02      10.73         11.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                   3.49(b)   (2.48)      4.17        8.96       2.49         16.54
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.70(b)    1.70       1.69        1.70       1.68          1.66

Ratio of net investment income
   to average net assets                              5.46(b)    5.46       5.74        5.95       5.69          6.03

Portfolio Turnover Rate                             229.52(c)  309.42     238.95      244.44     251.66        236.10
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                       2,720      3,695      5,369       1,007        420            67

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (continued)


                                           Six Months Ended                      Year Ended December 31,
                                            June 30, 2000       ------------------------------------------------------
CLASS R SHARES                               (Unaudited)        1999   1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                9.98      10.81       11.01        10.73        11.08         10.12

Investment Operations:

Investment income--net                                 .33        .67         .74          .76          .72           .78

Net realized and unrealized

   gain (loss) on investments                         (.11)      (.84)       (.17)         .27         (.35)          .96

Total from Investment Operations                       .22       (.17)        .57         1.03          .37          1.74

Distributions:

Dividends from investment
   income--net                                        (.32)      (.66)       (.77)        (.75)        (.72)         (.78)

Net asset value, end of period                        9.88       9.98       10.81        11.01        10.73         11.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      4.49(a)   (1.57)       5.26         9.97         3.58         17.71
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .70(a)     .70         .70          .70          .70           .70

Ratio of net investment income

   to average net assets                              6.44(a)    6.45        6.77         6.99         6.74          7.31

Portfolio Turnover Rate                             229.52(b)  309.42      238.95       244.44       251.66        236.10
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                       7,969      9,270      10,707       11,031       12,567        11,532

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Managed Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is to seek high current income consistent with what is believed to be prudent risk of capital primarily through investments in investment-grade corporate and U.S. Government obligations and in obligations having maturities of 10 years or less. The Dreyfus Corporation (the "Manager") serves as the fund's investment manager. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates market value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $10,733,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, $4,554,000 of the carryover expires in fiscal 2002, $539,000 expires in fiscal 2003, $1,207,000 expires in fiscal 2004 and $4,433,000 expires in fiscal 2007.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested trustees (including counsel fees). Each trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel
Funds,    Inc.,     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). These fees pertain to the Dreyfus/Laurel Funds and are charged and allocated to each series based on net assets. In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. Amounts required to be paid by the Trust directly to the non-interested trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager
to    the    non-interested    trustees.

DSC retained $6,355 during the period ended June 30, 2000, from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: Under the Distribution plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to . 25% of the value of its average daily net assets attributable to its Class A shares to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a Service Plan adopted pursuant to Rule 12b-1, under which the fund pays the distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution fee or service fee. During the period ended June 30, 2000, Class A, Class B and Class C shares were charged $70,922, $54,488 and $11,408 respectively, pursuant to the Plan, of which $66,491, $36,073 and $7,327 for Class A, Class B and Class C shares, respectively, were paid to DSC. Class B and Class C shares were charged $18,163 and $3,803, respectively, pursuant to the Service Plan, of which $12,025 and $71 for Class B and Class C shares, respectively, were paid to DSC.

Under its terms, the Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $197,055,523 and $204,860,880, respectively.

At June 30, 2000, accumulated net unrealized depreciation on investments was $1,122,973, consisting of $386,335 gross unrealized appreciation and $1,509,308 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the fund did not borrow under the Facility.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Managed Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   349SA006